Exhibit 99.1

FOR IMMEDIATE RELEASE

Harmonic Announces Second Quarter 2019 Results
CableOS Leadership Position Bolstered by New Multi-Year Agreements

SAN JOSE, California, July 29, 2019 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the second quarter of 2019.

“We delivered solid second quarter results, while also strengthening our strategic positioning and long-term business outlook,” said Patrick Harshman, president and chief executive officer of Harmonic. “Our CableOS program momentum accelerated with two new material customer commitments. On the Video side of our business, we continued to execute our OTT SaaS transformation while delivering another quarter of positive operating income."

Q2 Financial and Business Highlights

•	Revenue: GAAP $84.9 million, down 14.4% year over year; non-GAAP $84.9 million, down 14.6% year over year.

•	Gross margin: GAAP 51.8%, compared to 52.0% in the year ago period; non-GAAP 53.6%, compared to 54.0% in the year ago period.

•	SaaS and service revenue: $30.4 million, 35.9% of total revenue, compared to 30.9% in the year ago period.

•	SaaS and service gross margin: GAAP 61.8% and non-GAAP 62.6%, a decrease of 272 and 298 basis points, respectively, year over year.

•	Operating expenses: GAAP $51.7 million, compared to $51.0 million in the year ago period; non-GAAP $48.3 million, compared to $47.0 million in the year ago period.

•	Cash: ended Q2 with $58.1 million, down $11.9 million quarter over quarter.

•	CableOS deployments continued to scale, over 780,000 served cable modems, up 16% quarter over quarter.

•	$175 million CableOS software license agreement signed with Comcast in July.

•	CableOS supply agreement with estimated total value greater than $55 million signed with international cable operator in July.

•	Video SaaS deployed by 28 customers, up 65% year over year.

•	Video segment operating income: $4.4 million, eighth consecutive quarter of positive segment operating income.

•	Book to Bill ratio of 1.1 in Q2, compared to 1.0 in prior quarter.

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q2 2019	Q1 2019	Q2 2018	Q2 2019	Q1 2019	Q2 2018
	(in millions, except per share data)
Net revenue	$84.9	$80.1	$99.2	$84.9	$80.1	$99.4
Net income (loss)	$(11.8)	$(11.3)	$(2.9)	$(4.0)	$(4.8)	$4.6
Diluted EPS	$(0.13)	$(0.13)	$(0.03)	$(0.04)	$(0.05)	$0.05

Other Financial Information				Q2 2019	Q1 2019	Q2 2018
				(in millions)
Recurring revenue*				$30.4	$27.7	$30.7
Recurring revenue as % of total revenue				35.9%	34.6%	30.9%
Bookings for the quarter				$92.6	$81.0	$107.9
Backlog and deferred revenue as of quarter end				$194.7	$187.2	$230.4
Cash as of quarter end				$58.1	$69.9	$54.1
* Recurring revenue consists of revenue for the period from our appliance-based support and maintenance plans and revenue from usage of our cloud-based subscription plan offerings, which are generally renewed on an annual basis.
Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.

Financial Guidance

GAAP Financial Guidance	Q3 2019		Q4 2019		2019
	Low	High	Low	High	Low	High
	(in millions, except percentages and per share data)
Net Revenue	$110.0	$120.0	$100.0	$110.0	$375.0	$395.0
Video	$63.0	$68.0	$70.0	$75.0	$272.0	$282.0
Cable Access	$47.0	$52.0	$30.0	$35.0	$103.0	$113.0
Gross Margin %	62.5%	65.0%	49.5%	51.0%	54.5%	55.5%
Operating Expenses	$53.0	$55.0	$52.0	$54.0	$207.5	$211.5
Operating Income (Loss)	$13.0	$25.0	$(4.5)	$4.0	$(7.5)	$12.5
Tax Expense	$(0.8)	$(0.8)	$(0.8)	$(0.8)	$(2.0)	$(2.0)
EPS	$0.09	$0.20	$(0.10)	$0.00	$(0.26)	$(0.03)
Shares	101.5	101.5	90.3	90.3	89.8	89.8
Cash	$65.0	$75.0	$90.0	$100.0	$90.0	$100.0

Non-GAAP Financial Guidance	Q3 2019		Q4 2019		2019
	Low	High	Low	High	Low	High
	(in millions, except percentages and per share data)
Net Revenue	$110.0	$120.0	$100.0	$110.0	$375.0	$395.0
Video	$63.0	$68.0	$70.0	$75.0	$272.0	$282.0
Cable Access	$47.0	$52.0	$30.0	$35.0	$103.0	$113.0
Gross Margin %	64.0%	66.5%	51.0%	52.5%	56.0%	57.5%
Operating Expenses	$48.0	$50.0	$48.0	$50.0	$192.0	$196.0
Operating Income	$20.0	$32.0	$1.0	$10.0	$15.0	$35.0
Tax Rate	12%	12%	12%	12%	12%	12%
EPS	$0.16	$0.26	$(0.01)	$0.07	$0.07	$0.26
Shares	101.5	101.5	90.3	102.3	96.5	96.5
Cash	$65.0	$75.0	$90.0	$100.0	$90.0	$100.0

See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. PT (5:00 p.m. ET) on Monday, July 29, 2019. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. An audio version of the webcast will be available by calling +1.574.990.1032 or +1.800.240.9147 (passcode 4270848). A replay will be available after 5:00 p.m. PT on the same web site or by calling +1.404.537.3406 or +1.855.859.2056 (passcode 4270848).

About Harmonic Inc.

Harmonic (NASDAQ: HLIT), the worldwide leader in video delivery technology and services, enables media companies and service providers to deliver ultra-high-quality broadcast and OTT video services to consumers globally. The Company has also revolutionized cable access networking via the industry’s first virtualized cable access solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software-as-a-service (SaaS) technologies, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and VOD content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: GAAP net revenue, GAAP gross margins, GAAP operating expenses, GAAP operating income (loss), GAAP tax expense, GAAP EPS, non-GAAP revenue, non-GAAP gross margins, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP tax rate, non-GAAP EPS and cash. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions on our sales and operations; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our CableOS™ and VOS® product solutions; dependence on market acceptance of various types of broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2018, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.

Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.
The Company believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.

The non-GAAP measures presented here are: revenue, segment revenue, gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss) (including those amounts as a percentage of revenue), and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Cable Access inventory charge - Harmonic from time to time incurs inventory impairment charges associated with material business shifts, such as the repositioning of our Cable Access segment. We exclude these items, because we do not believe they are reflective of our ongoing long-term business and operating results.
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Amortization of intangibles - A portion of the purchase price of our acquisitions is generally allocated to intangible assets, and is subject to amortization. However, Harmonic does not acquire businesses on a predictable cycle. Additionally, the amount of an acquisition’s purchase price allocated to intangible assets and the term of its related amortization can vary significantly and is unique to each acquisition. Therefore, we believe that the presentation of non-GAAP financial measures that adjust for the amortization of intangible assets provides investors and others with a consistent basis for comparison across accounting periods.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Non-cash interest expense related to convertible notes - We record the accretion of the debt discount related to the equity component and amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Accounting impact related to warrant amortization - We issued a warrant to a customer, Comcast Corporation, in September 2016 pursuant to which Comcast may purchase up to 7.8 million shares of Harmonic common stock. Through the end of the second quarter of 2019, vesting of the warrant shares was subject to Comcast achieving certain milestones and purchase volume commitments, and therefore the accounting guidance requires that the value of the warrant be recorded as a reduction in the Company’s net revenues. Until the first quarter of fiscal 2019, changes in fair value of the warrant shares were being marked to market until final vesting, and any adjustment as such was being recorded in revenue. The change in fair value together with vested warrant shares were amortized to revenue using a ratio of revenue recognized from the customer in the period compared to total revenue expected from the customer. Beginning in the first quarter of fiscal 2019, due to the adoption of new accounting guidance (ASU No. 2018-07), the fair value of unvested warrant shares is no longer required to be marked to market. As a result, the charge to revenue for warrant shares no longer includes the change in fair value of the warrant shares.

We have excluded the effect of warrant amortization in our non-GAAP financial measures. Management believes it is useful to exclude the charge for the warrant shares in order to better understand the effects of these items on our total revenues and gross margin, as well as on Cable Access segment revenue.
Loss on impairment of long-term investments - We exclude the effect of any other-than-temporary impairment of a cost method investment in calculating our non-GAAP financial measures. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Gain (loss) on equity investments - We exclude the change in fair value and gain (loss) from sale of our equity investments in calculating our non-GAAP financial measures. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.

Avid litigation settlement and associated legal fees - In the third quarter of fiscal 2017, we settled the patent litigation with Avid Technology, Inc. by entering into a settlement and patent portfolio cross-license agreement with Avid. Under the agreement, we agreed to pay Avid a one-time non-recurring amount of $6.0 million in installments. $2.5 million was paid upfront in October 2017, $1.5 million was paid in the second quarter of 2019 and $2.0 million will be paid in 2020. Also, the Avid litigation costs of approximately $1.4 million and $0.7 million in the third and fourth fiscal quarter of 2017, respectively, were significantly higher compared to prior periods. We excluded these expenses from our non-GAAP results because we do not believe they are reflective of our ongoing long-term business and operating results.

Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
CONTACTS:

Sanjay Kalra	Nicole Noutsios
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6031	+1.510.315.1003

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	June 28, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$58,064	$65,989
Accounts receivable, net	70,571	81,795
Inventories	27,659	25,638
Prepaid expenses and other current assets	29,209	23,280
Total current assets	185,503	196,702
Property and equipment, net	19,312	22,321
Operating lease right-of-use assets	30,386	—
Goodwill	240,335	240,618
Intangibles, net	8,640	12,817
Other long-term assets	42,545	38,377
Total assets	$526,721	$510,835
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Other debts and capital lease obligations, current	$1,379	$7,175
Accounts payable	31,849	33,778
Income taxes payable	989	1,099
Deferred revenue	47,330	41,592
Accrued and other current liabilities	56,764	52,761
Total current liabilities	138,311	136,405
Convertible notes, long-term	118,070	114,808
Other debts and finance lease obligations, long-term	16,697	12,684
Income taxes payable, long-term	266	460
Other non-current liabilities	41,311	18,228
Total liabilities	314,655	282,585
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 89,074 and 87,057 shares issued and outstanding at June 28, 2019 and December 31, 2018, respectively	89	87
Additional paid-in capital	2,302,798	2,296,795
Accumulated deficit	(2,089,167)	(2,067,416)
Accumulated other comprehensive loss	(1,654)	(1,216)
Total stockholders' equity	212,066	228,250
Total liabilities and stockholders' equity	$526,721	$510,835

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three months ended		Six months ended
	June 28, 2019	June 29, 2018	June 28, 2019	June 29, 2018
Revenue:
Appliance and integration	$54,417	$68,434	$106,782	$132,420
SaaS and service	30,448	30,726	58,189	56,867
Total net revenue	84,865	99,160	164,971	189,287
Cost of revenue:
Appliance and integration	29,312	36,662	56,366	67,238
SaaS and service	11,625	10,895	22,828	23,263
Total cost of revenue	40,937	47,557	79,194	90,501
Gross profit	43,928	51,603	85,777	98,786
Operating expenses:
Research and development	21,313	21,542	42,714	44,999
Selling, general and administrative	29,319	27,988	57,330	59,151
Amortization of intangibles	784	800	1,572	1,604
Restructuring and related charges	276	631	333	1,717
Total operating expenses	51,692	50,961	101,949	107,471
Income (loss) from operations	(7,764)	642	(16,172)	(8,685)
Interest expense, net	(2,956)	(2,863)	(5,862)	(5,620)
Other income (expense), net	(428)	199	(739)	(333)
Loss before income taxes	(11,148)	(2,022)	(22,773)	(14,638)
Provision for income taxes	697	891	378	1,969
Net loss	$(11,845)	$(2,913)	$(23,151)	$(16,607)
Net loss per share:
Basic and diluted	$(0.13)	$(0.03)	$(0.26)	$(0.20)
Shares used in per share calculation:
Basic and diluted	88,931	85,304	88,554	84,616

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six months ended
	June 28, 2019	June 29, 2018
Cash flows from operating activities:
Net loss	$(23,151)	$(16,607)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of intangibles	4,162	4,194
Depreciation	5,716	6,771
Stock-based compensation	4,623	8,769
Amortization of discount on convertible debt	3,262	2,954
Amortization of non-cash warrant	48	395
Restructuring, asset impairment and loss on retirement of fixed assets	101	93
Deferred income taxes, net	(145)	530
Foreign currency adjustments	(325)	(1,042)
Provision for excess and obsolete inventories	384	822
Allowance for doubtful accounts, returns and discounts	500	623
Other non-cash adjustments, net	303	64
Changes in operating assets and liabilities:
Accounts receivable	10,699	(13,572)
Inventories	(2,440)	2,000
Prepaid expenses and other assets	(1,526)	1,897
Accounts payable	(1,752)	(4,187)
Deferred revenue	4,989	9,378
Income taxes payable	(292)	503
Accrued and other liabilities	(9,802)	(337)
Net cash provided by (used in) operating activities	(4,646)	3,248
Cash flows from investing activities:
Purchases of property and equipment	(2,939)	(3,181)
Net cash used in investing activities	(2,939)	(3,181)
Cash flows from financing activities:
Proceeds from other debts and finance leases	4,503	—
Repayment of other debts and finance leases	(6,162)	(6,176)
Proceeds from common stock issued to employees	2,147	2,366
Payment of tax withholding obligations related to net share settlements of restricted stock units	(828)	(54)
Net cash used in financing activities	(340)	(3,864)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	—	(588)
Net decrease in cash, cash equivalents and restricted cash	(7,925)	(4,385)
Cash, cash equivalents and restricted cash at beginning of period	65,989	58,757
Cash, cash equivalents and restricted cash at end of period	$58,064	$54,372

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$58,064	$54,098
Restricted cash included in prepaid expenses and other current assets	—	274
Total cash, cash equivalents and restricted cash	$58,064	$54,372

The accompanying notes are an integral part of these condensed consolidated financial statements.

Harmonic Inc.
Preliminary Revenue Information
(Unaudited, in thousands, except percentages)

	Three months ended
	June 28, 2019				March 29, 2019				June 29, 2018
	GAAP	Adjustments(1)	Non-GAAP		GAAP	Adjustments(1)	Non-GAAP		GAAP	Adjustments(1)	Non-GAAP
Geography
Americas	$42,437	$23	$42,460	50%	$34,188	$25	$34,213	43%	$52,918	$284	$53,202	53%
EMEA	25,203	—	25,203	30%	28,078	—	28,078	35%	31,676	—	31,676	32%
APAC	17,225	—	17,225	20%	17,840	—	17,840	22%	14,566	—	14,566	15%
Total	$84,865	$23	$84,888	100%	$80,106	$25	$80,131	100%	$99,160	$284	$99,444	100%

Market
Service Provider	$43,438	$23	$43,461	51%	$44,212	$25	$44,237	55%	$54,142	$284	$54,426	55%
Broadcast and Media	41,427	—	41,427	49%	35,894	—	35,894	45%	45,018	—	45,018	45%
Total	$84,865	$23	$84,888	100%	$80,106	$25	$80,131	100%	$99,160	$284	$99,444	100%

	Six months ended
	June 28, 2019				June 29, 2018
	GAAP	Adjustments(1)	Non-GAAP		GAAP	Adjustments(1)	Non-GAAP
Geography
Americas	$76,625	$48	$76,673	46%	$101,774	$395	$102,169	54%
EMEA	53,281	—	53,281	32%	54,878	—	54,878	29%
APAC	35,065	—	35,065	22%	32,635	—	32,635	17%
Total	$164,971	$48	$165,019	100%	$189,287	$395	$189,682	100%

Market
Service Provider	$87,650	$48	$87,698	53%	$106,359	$395	$106,754	56%
Broadcast and Media	77,321	—	77,321	47%	82,928	—	82,928	44%
Total	$164,971	$48	$165,019	100%	$189,287	$395	$189,682	100%
(1) See “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three months ended June 28, 2019
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$71,625	$13,263	$84,888	$(23)	*	$84,865
Gross profit	41,444	4,086	45,530	(1,602)		43,928
Gross margin%	57.9%	30.8%	53.6%			51.8%
Operating income (loss)	4,459	(7,243)	(2,784)	(4,980)		(7,764)
Operating margin%	6.2%	(54.6)%	(3.3)%			(9.1)%
	Three months ended March 29, 2019
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$67,176	$12,955	$80,131	$(25)	*	$80,106
Gross profit	38,602	5,093	43,695	(1,846)		41,849
Gross margin%	57.5%	39.3%	54.5%			52.2%
Operating income (loss)	1,968	(5,797)	(3,829)	(4,579)		(8,408)
Operating margin%	2.9%	(44.7)%	(4.8)%			(10.5)%
	Three months ended June 29, 2018
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$79,208	$20,236	$99,444	$(284)	*	$99,160
Gross profit	43,558	10,187	53,745	(2,142)		51,603
Gross margin%	55.0%	50.3%	54.0%			52.0%
Operating income	6,239	540	6,779	(6,137)		642
Operating margin%	7.9%	2.7%	6.8%			0.6%
	Six months ended June 28, 2019
	Video	Cable Edge	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$138,801	$26,218	$165,019	$(48)	*	$164,971
Gross profit	80,046	9,179	89,225	(3,448)		85,777
Gross margin%	57.7%	35.0%	54.1%			52.0%
Operating income (loss)	6,427	(13,040)	(6,613)	(9,559)		(16,172)
Operating margin%	4.6%	(49.7)%	(4.0)%			(9.8)%
	Six months ended June 29, 2018
	Video	Cable Access	Total Segment Measures (non-GAAP)	Adjustments (1)		Consolidated GAAP Measures
Net revenue	$150,956	$38,726	$189,682	$(395)	*	$189,287
Gross profit	84,784	18,827	103,611	(4,825)		98,786
Gross margin%	56.2%	48.6%	54.6%			52.2%
Operating income (loss)	8,234	(973)	7,261	(15,946)		(8,685)
Operating margin%	5.5%	(2.5)%	3.8%			(4.6)%

(1) See “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.
* These non-GAAP adjustments are primarily for warrant amortization for the respective periods and relate to our Cable Access segment. After applying these adjustments to the non-GAAP revenue for the Cable Access segment, our GAAP revenue for the Cable Access segment for the three and six months ended June 28, 2019 was $13,240 and $26,170, respectively; the GAAP revenue for the three and six months ended June 29, 2018 was $19,952 and $38,331, respectively; and the GAAP revenue for the three months ended March 29, 2019 was $12,930.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(In thousands, except percentages and per share data)

	Three months ended June 28, 2019
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating Expense, net	Net Loss
GAAP	$84,865	$43,928	$51,692	$(7,764)	$(3,384)	$(11,845)
Accounting impact related to warrant amortization	23	23	—	23	—	23
Stock-based compensation	—	193	(2,317)	2,510	—	2,510
Amortization of intangibles	—	1,295	(784)	2,079	—	2,079
Restructuring and related charges	—	91	(277)	368	—	368
Non-cash interest expenses related to convertible notes	—	—	—	—	1,656	1,656
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,238
Total adjustments	$23	$1,602	$(3,378)	$4,980	$1,656	$7,874
Non-GAAP	$84,888	$45,530	$48,314	$(2,784)	$(1,728)	$(3,971)
As a % of revenue (GAAP)		51.8%	60.9%	(9.1)%	(4.0)%	(14.0)%
As a % of revenue (Non-GAAP)		53.6%	56.9%	(3.3)%	(2.0)%	(4.7)%

Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.13)
Diluted net loss per share-Non-GAAP						$(0.04)
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						88,931

	Three months ended March 29, 2019
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating Expense, net	Net Loss
GAAP	$80,106	$41,849	$50,257	$(8,408)	$(3,217)	$(11,306)
Accounting impact related to warrant amortization	25	25	—	25	—	25
Stock-based compensation	—	225	(1,888)	2,113	—	2,113
Amortization of intangibles	—	1,295	(788)	2,083	—	2,083
Restructuring and related charges	—	301	(57)	358	—	358
Non-cash interest expenses related to convertible notes	—	—	—	—	1,606	1,606
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	334
Total adjustments	$25	$1,846	$(2,733)	$4,579	$1,606	$6,519
Non-GAAP	$80,131	$43,695	$47,524	$(3,829)	$(1,611)	$(4,787)
As a % of revenue (GAAP)		52.2%	62.7%	(10.5)%	(4.0)%	(14.1)%
As a % of revenue (Non-GAAP)		54.5%	59.3%	(4.8)%	(2.0)%	(6.0)%

Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.13)
Diluted net loss per share-Non-GAAP						$(0.05)
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						88,165

	Three months ended June 29, 2018
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$99,160	$51,603	$50,961	$642	$(2,664)	$(2,913)
Accounting impact related to warrant amortization	284	284	—	284	—	284
Stock-based compensation	—	448	(2,564)	3,012	—	3,012
Amortization of intangibles	—	1,295	(800)	2,095	—	2,095
Restructuring and related charges	—	115	(631)	746	—	746
Gain on equity investments	—	—	—	—	(183)	(183)
Non-cash interest expenses related to convertible notes	—	—	—	—	1,501	1,501
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	22
Total adjustments	$284	$2,142	$(3,995)	$6,137	$1,318	$7,477
Non-GAAP	$99,444	$53,745	$46,966	$6,779	$(1,346)	$4,564
As a % of revenue (GAAP)		52.0%	51.4%	0.6%	(2.7)%	(2.9)%
As a % of revenue (Non-GAAP)		54.0%	47.2%	6.8%	(1.4)%	4.6%

Diluted net income (loss) per share:
Diluted net loss per share-GAAP						$(0.03)
Diluted net income per share-Non-GAAP						$0.05
Shares used to compute diluted net income (loss) per share:
GAAP						85,304
Non-GAAP						85,758

	Six months ended June 28, 2019
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating Expense	Net Loss
GAAP	$164,971	$85,777	$101,949	$(16,172)	$(6,601)	$(23,151)
Accounting impact related to warrant amortization	48	48	—	48	—	48
Stock-based compensation	—	418	(4,205)	4,623	—	4,623
Amortization of intangibles	—	2,590	(1,572)	4,162	—	4,162
Restructuring and related charges	—	392	(334)	726	—	726
Non-cash interest expenses related to convertible notes	—	—	—	—	3,262	3,262
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,572
Total adjustments	$48	$3,448	$(6,111)	$9,559	$3,262	$14,393
Non-GAAP	$165,019	$89,225	$95,838	$(6,613)	$(3,339)	$(8,758)
As a % of revenue (GAAP)		52.0%	61.8%	(9.8)%	(4.0)%	(14.0)%
As a % of revenue (Non-GAAP)		54.1%	58.1%	(4.0)%	(2.0)%	(5.3)%

Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.26)
Diluted net loss per share-Non-GAAP						$(0.10)
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						88,554

	Six months ended June 29, 2018
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense	Net Income (Loss)
GAAP	$189,287	$98,786	$107,471	$(8,685)	$(5,953)	$(16,607)
Accounting impact related to warrant amortization	395	395	—	395	—	395
Stock-based compensation	—	963	(7,806)	8,769	—	8,769
Amortization of intangibles	—	2,590	(1,604)	4,194	—	4,194
Restructuring and related charges	—	877	(1,717)	2,594	—	2,594
Gain on equity investments	—	—	—	—	(183)	(183)
Non-cash interest expenses related to convertible notes	—	—	—	—	2,955	2,955
Avid litigation settlement and associated legal fees	—	—	6	(6)	—	(6)
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,316
Total adjustments	$395	$4,825	$(11,121)	$15,946	$2,772	$20,034
Non-GAAP	$189,682	$103,611	$96,350	$7,261	$(3,181)	$3,427
As a % of revenue (GAAP)		52.2%	56.8%	(4.6)%	(3.1)%	(8.8)%
As a % of revenue (Non-GAAP)		54.6%	50.8%	3.8%	(1.7)%	1.8%

Diluted net income (loss) per share:
Diluted net loss per share-GAAP						$(0.20)
Diluted net income per share-Non-GAAP						$0.04
Shares used to compute diluted net income (loss) per share:
GAAP						84,616
GAAP and Non-GAAP						85,052

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance
(In millions, except percentages and per share data)

	Q3 2019 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$110.0 to $120.0	$68.7 to $78.1	$53.3 to $55.3	$13.4 to $24.8	$(3.4)	$9.2 to $20.6
Stock-based compensation	—	0.4	(3.9)	4.3	—	4.3
Amortization of intangibles	—	1.3	(0.8)	2.1	—	2.1
Restructuring and related charges	—	—	(0.6)	0.6	—	0.6
Non-cash interest expense related to convertible notes	—	—	—	—	1.7	1.7
Tax effect of non-GAAP adjustments	—	—	—	—	—	$(2.8) to $(1.4)
Total adjustments	—	1.7	(5.3)	7.0	1.7	$5.9 to $7.3
Non-GAAP	$110.0 to $120.0	$70.4 to $79.8	$48.0 to $50.0	$20.4 to $31.8	$(1.7)	$16.5 to $26.5
As a % of revenue (GAAP)		62.5% to 65.1%	44.4% to 50.3%	12.2% to 20.7%	(3.0)%	8.4% to 17.2%
As a % of revenue (Non-GAAP)		64.0% to 66.5%	40.0% to 45.5%	18.5% to 26.5%	(1.5)%	15.0% to 22.1%
Diluted net income per share:
Diluted net income per share-GAAP					$0.09 to $0.20
Diluted net income per share-Non-GAAP					$0.16 to $0.26
Shares used to compute diluted net income per share:
GAAP and Non-GAAP					101.5

	Q4 2019 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$100.0 to $110.0	$49.4 to $56.2	$52.1 to $54.1	$(4.7) to $4.1	$(3.4)	$(8.9) to $(0.2)
Stock-based compensation	—	0.3	(3.2)	3.5	—	3.5
Amortization of intangibles	—	1.3	(0.8)	2.1	—	2.1
Restructuring and related charges	—	—	(0.1)	0.1	—	0.1
Non-cash interest expense related to convertible notes	—	—	—	—	1.7	1.7
Tax effect of non-GAAP adjustments	—	—	—	—	—	$(0.2) to $0.9
Total adjustments	—	1.6	(4.1)	5.7	1.7	$7.2 to $8.3
Non-GAAP	$100.0 to $110.0	$51.0 to $57.8	$48.0 to $50.0	$1.0 to $9.8	$(1.7)	$(0.6) to $7.1
As a % of revenue (GAAP)		49.4% to 51.0%	47.4% to 54.1%	(4.7)% to 3.7%	(3.0)%	(8.9)% to (0.1)%
As a % of revenue (Non-GAAP)		51.0% to 52.5%	43.6% to 50.0%	1.0% to 8.9%	(1.5)%	(0.6)% to 6.4%
Diluted net loss per share:
Diluted net loss per share-GAAP					$(0.10) to $0.00
Diluted net loss per share-Non-GAAP					$(0.01) to $0.07
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP					90.3
Shares used to compute diluted net income per share:
Non-GAAP					102.3

	2019 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$375.0 to $395.0	$203.9 to $220.1	$207.5 to $211.5	$(7.5) to $12.7	$(13.4)	$(23.0) to $(2.8)
Stock-based compensation	—	1.1	(11.4)	12.5	—	12.5
Amortization of intangibles	—	5.2	(3.2)	8.4	—	8.4
Restructuring and related charges	—	0.4	(1.0)	1.4	—	1.4
Non-cash interest expense related to convertible notes	—	—	—	—	6.7	6.7
Tax effect of non-GAAP adjustments	—	—	—	—	—	$(1.3) to $1.1
Total adjustments	—	6.7	(15.6)	22.3	6.7	$27.7 to $30.1
Non-GAAP	$375.0 to $395.0	$210.6 to $226.8	$191.8 to $195.9	$14.8 to $35.0	$(6.7)	$7.1 to $24.9
As a % of revenue (GAAP)		54.4% to 55.7%	52.5% to 56.4%	(2.0)% to 3.2%	(3.5)%	(6.1)% to (0.7)%
As a % of revenue (Non-GAAP)		56.2% to 57.4%	48.6% to 52.2%	3.9% to 8.9%	(1.8)%	1.9% to 6.3%
Diluted net income (loss) per share:
Diluted net loss per share-GAAP					$(0.26) to $(0.03)
Diluted net income per share-Non-GAAP					$0.07 to $0.26
Shares used to compute diluted net loss per share:
GAAP					89.8
Shares used to compute diluted net income per share:
Non-GAAP					96.5